Exhibit 10.01
Wuxi Export Processing Zone Construction Co., Ltd and Brooks Automation (Wuxi), Co. Ltd Standard Factory Premises Leasing Contract No.4 standard factory building, J3 block, Wuxi Export Processing Zone,

Standard Factory Premises Leasing Contract Chapter 1 Two Parties 1. Two Parties 1.1 The two Parties: Register Address: No. 3 East Gaolang Road, Wuxi, Jiangsu, The People’ s Republic of China Brooks Automation (Wuxi) Co. Ltd. (Lessee) Register Address: No. 4 standard factory building, J3 block, Wuxi Export Processing Zone According to Contract Law of the People’s Republic of China, Urban Real Estate Management Law of the People’s Republic of China, and other relevant regulations, the Lessee leases the standard factory building from the Lessor legally and the following contract is concluded (hereinafter referred to as The Contract).

Chapter 2 Definitions The following are definitions of some words used in the Contract (a) Calendar Quarter refers to the quarter accounted according to Calendar, which is January to March, April to June, July to September, and October to December. (b) The Date of Delivery refers to the date on which the standard factory building is delivered to the Lessee. (c) Environment Protection Law refers to the Environment Protection Law of the People’s Republic of China. All the legal documents issued by Jiangsu province and Wuxi city according to this law such as regulations, decrees, instruction and relevant laws, rules or decisions are applicable for this standard factory building and land. (d) Standard Factory Building refers to the standard factory building described in Article 3.2. (e) Hazardous Materials are those chemicals, materials, scraps prescribed in the Environment Protection Law and other regulations. (f) China is the People’s Republic of China (g) Rent is the same as that defined in Article 6.1 (h) The Contract includes this contract together with its appendixes. 2.2 The titles of chapters and their appendixes in the contract are just for the convenience of reading, the construction and interpretation of the contract and its appendixes shall not be affected thereby.

Chapter 3 Description of the Standard Factory Building 3.1 The property of the factory, situated in No. 4 standard factory building, J3 block, Wuxi Export Processing Zone is owned by the Lessor, who is willing to rent out the factory building. 3.2 The Lessee agrees to lease the factory, situated in No.4 standard factory building, J3 block, Wuxi Export Processing Zone from the Lessor. The floor area of the premise is 7663.5 square meters(Property ownership certificate), the preferential area is 7600 square meters, which is built for industrial usage. 3.3 The Lessor and the Lessee have reached an agreement that the rentable area shall be determined as the preferential area of 7600 square meters. The rentable area, no matter by whom was surveyed shall not be accordingly used to adjust the rent, administrative fee or other fees. Chapter 4 Delivery and Leasing Term 4.1 The leasing term will be 60 (sixty) months from September 1st, 2010 to August 31st, 2015., If the Lessee intends to extend the contract after the Contract expires, it is requested to present a written application to the Lessor 3 months prior to the expiry thereof , and the rent will be determined through mutual consultation. 4.2 The Lessee or his transferees should be liable for all the expense of reconstructing, fitting out thereof, and other relevant fees caused thereby and secure that the integrity of factory’s structure shall not be impacted . 4.3 If the Lessee intends to extend the contract at the expiration thereof, the written notice will be served 3 months prior to the expiry thereof. Through consultation of both parties, the contract could be automatically renewed for another 6 months commencing from the first day after expiration, and all the conditions and terms in the Contract (excluding terms and conditions concerning rent, administrative fee and other fees) will be retained, unless the Contract is terminated during the automatically renewed period.

Chapter 5 Accepting Standard Factory 5.1 The Lessee agrees to accept the standard factory as it is. Chapter 6 Rent, Deposit and Payment~S.CONT6.1~S.CONT6.3 6.1 The rent for the factory building is as follows: The rent shall be RMB 30 Yuan per square meter per month (agreed rate). The rent shall be preferentially discounted by 10% or RMB3.00 per sq meter if the lessee meets each of the two conditions: The registered capital is $20M by 31st December 2010 (b) The annual revenue reaches $50M by the end of 2010 If the lessee meets both conditions the discount is, therefore, 20% or RMB6.00 per sq meter. If either of these conditions is met in the subsequent years of 2011 through 2015, the discount count then be applied at that time. 12 It is agreed by both parties that the rent for the months of September, October, November and December 2010 should set at the preferential rate of RMB24.00 per sq meter and if any of the above items are not met by 31st December, 2010 the rate per square meter will increase by RMB3 per month per item not met. 6.2 The rent shall be paid quarterly (every three months). The rent should be paid to Lessor at the first month of each quarter. Namely, the Rent is quarterly paid and the use of the leased factory is conducted after such payment. 6.3 Security deposit 6.3.1 When the standard factory building is delivered, the Lessee should additionally pay RMB 367,680 yuan in advance, which is equivalent to two months’ rent, as Security deposit. (When the leasing term expires, the Security deposit will be paid back to the Lessee within 10 days with interest accrued thereon free after the factory building is given back to the Lessor

6.3.2 The Lessor is entitled to directly set off any due proceeds or liquidated damages unpaid by the Lessee with the Security deposit. The Lessor shall notice such offsetting and within 7 days after the acknowledgement thereof, the Lessee shall make up the Security deposit otherwise, the Lessee could be deemed to breach the Contract, and according to Chapter 12 therein, the Lessor is entitled to claim the Lessee for being liable accordingly. 6.4 Rent should be paid in Renminbi. Payment: transfer by bank cheque or other bank transfer. The banking details of the Lessor are subject to the notice for payment thereof. The transfer thereof could be deemed to be received by the Lessor only if the bank has received it and credited to the account of the Lessor. Any changes of the banking details of The Lessor shall be served to the Lessee in writing within 10 days commencing from such changes. Chapter 7 Using of Factory Buildings 7.1 The Lessee secures that the factory buildings shall be used strictly in compliance with by the Contract and relevant laws, regulations and decrees of China. 7.2 Lessee is to carry out businesses activities within the scope approved by the relevant Agencies of China in the factory. 7.3 Lessee should get written permission from the Lessor in case that the Lessee intends to change usage of the factory building prescribed in Article 7.2, for which the Lessor shall not unreasonably withdrawn .However, any reasonable conditions (if any) imposed by the Lessor when issuing the written permission shall be met and the application for such approval from the relevant government Agencies shall be acquired and all the expenditures and costs caused thereby shall be borne by the Lessee. 7.4

The Lessee should not dismantle, change, or add to any fixed equipments or facilities of the factory building, and should not dismantle or change any part of the constructing design or structure, or additionally build any thing on the interior, exterior and roof thereof. 7.5 The Lessee should keep the factory building and all its equipments, fixed facilities under a clean, fine and rentable condition, excluding damages thereto caused by any fair wears and tears and fire, thunder, insurrection, war and act of God which is not caused by behaviors, negligence or faults of the Lessee. 7.6 The Lessee shall at its own cost and expense, take out third party insurance and adequate insurance on all the fittings, fixtures, machinery and goods in the Factory against damage or loss by fire or such other risks as may be necessary’ and insure its employees and/or staff against accident for whatsoever reason. The Lessor shall at its own cost and expense, take out insurance and adequate insurance on all its own land, buildings and the fittings, fixtures and machinery in the Factory against any liabilities to prevent the damage or loss to its employees and/or staff and facilities . 7.7 The Lessor shall be under no liability either to the Lessee or to others who may be permitted to enter or use the Factory or any part thereof for accidents happening or injuries sustained or for loss of or damage to property in the Factory or any part thereof provided that such accidents, losses or damages are caused by the gross negligence and deliberate actions of the Lessor, its agents, employees or assignees. 7.8 The Lessee should cooperate with the Lessor to manage the traffic and sanitation outside the factory, the traffic should be kept in good order and the sanitation should meet the relevant requirements. The Lessor has the right to adopt any measure which is considered to be proper to clean and deal with any packaging, paper boxes, rubbish or any other things affecting the environment without any prior notices for which the Lessor shall not be liable to the Lessee or any others. The Lessee shall pay all the expense or cost that may arise from the Lessor’s implementing this article.

Chapter 8 Maintenance and Management Fees 8.1 The maintenance of the factories in the Park area shall be conducted by the Lessor, and the property management fee is RMB 2 yuan per square meter per month. The factory Management Contract will be otherwise executed between the Lessor and the Lessee which shall be attached hereto as its appendix. 8.2 After being informed (written/oral) 24 hours in advance, the Lessee should permit the Lessor to enter the factory at any reasonable time to check the maintaining condition of the factory. When any emergency happens (including but not limited to fire, flood, robbery, casualty, etc.), the Lessor may enter the factory accompanied by the Lessee during working time, provided however, that the Lessor could enter the factory without prior notice when it is non-working hours, or when the Lessee can not be contacted, the Lessor shall not be liable for any damage and harm caused by such entering. However, the Lessor shall give the Lessee an explanation in written form thereafter. 8.3 The Lessee should report to the Lessor in oral or written form immediately once the factory is being damaged, or any person is injured in the factory building. Chapter 9 Standard Factory Transferring, Subletting and Authorization 9.1 The Lessee shall not transfer, sublet, or authorize other people to use the factory building or any part of the building without prior written permission from the Lessor. Even if the Lessee gets the permission from the Lessor, the Lessee should comply with China’s laws, regulations and any reasonable conditions imposed by the Lessor. 9.2 The Lessee should not assign any rights herein to any third party.

Chapter 10 Taxes and Other Costs 10.1 During the leasing term, the Lessor shall bear Housing Tax and Land Use Fee of relevant premises. 10.2 Since the delivery day, the Lessee shall pay the expense as following: (a) Electricity supply Charges of electricity shall be paid by actual consumption thereof. The charges shall be paid to Electricity Supply Company monthly by the Lessee. (b) Water supply Charges of water shall be paid by actual consumption thereof, which shall be paid to Water Supply Company monthly by the Lessee. (c) Drainage In case drainage fee is necessary it shall be paid according to the relevant standards promulgated by the Government at the different levels. (d) Prices of water and electricity Prices of water and electricity will be adjusted according to the decrees issued by the price control agencies, which is not necessary for the Lessee to give prior consent thereof.

Chapter 11 Liability of the Lessor 11.1 The Lessor secures that he is the legitimate owner of the Factory, and maintains such ownership during the leasing term (including the renewal period), and has been granted all the permissions and approvals necessary to lease this standard factory building. 11.2 With the preconditions that the Lessee fulfills and complies with provisions in the Contract, the Lessee shall use the standard factory and its necessary public facilities without interruption during the leasing term. 11.3 The Lessor should assist the Lessee in connecting to the public utilities such as water, electricity, gas, and telecommunication connections. The Lessor should provide all the documents and files necessary for going through above-mentioned applying procedures within 14 days since written request has been put forward by the Lessee. The fees and expenditures paid to the relevant government agencies for such connection shall be paid by the Lessee. 11.4 The Lessee shall hold the Lessor harmless against the following: Any damage or loss caused by public facilities such as the interruption, stoppage, shortage or change of water, electricity, gas and telecommunication. (Including, but not limited to, the profit losses or indirect and subsequent losses) 11.5 The Lessor should adopt reasonable measures to improve the public facilities or other above-mentioned services provided herein if insufficient supply thereof exists.

Chapter 12 RESPONSIBILITIES FOR BREACH 12.1 The Parties-are fully aware of their respective rights and obligations at the time of signing this Contract and this Contract shall supersede and override any verbal or written agreements and representations of any nature whatsoever made previously with respect to the subject matter of this Contract and the Appendices hereto. Either Party who fails to perform its obligations as stipulated in this Contract shall be deemed to be in breach of this Contract. Unless otherwise provided, the defaulting Party shall bear responsibilities for its breach and shall pay compensation to the other Party for all losses suffered by the other Party as a result of its breach. 12.2 If the Lessee breaches any of the provisions in this Contract, the Lessor shall have the right to require the Lessee to rectify all such breaches within a specified period or rectify the same on its own accord (including but not limited to the right to enter upon the Factory to carry out rectification work where necessary), and any costs or expenses resulting thereof shall be borne solely by the Lessee. The Lessor shall not be liable to the Lessee for any expense, loss, damage or inconvenience arising from such rectification work unless the same is caused by the wilful default of the Lessor. 12.3 The Party (non-defaulting party) shall, without prejudice to its other rights under this Contract or at law, be entitled to terminate the tenancy created under this Contract by written notice to the defaulting Party if any of the following events shall occur, namely:- (a) The Lessee defaults in its payment of any amount due under this Contract and fails to make full payment thereof within 14 days: or (b) The Lessee or the Lessor commits any material breach (other than default in the payment of any amount due under this Contract) of this Contract and the breach is either irremediable or, though remediable, is not remedied by the Lessee or Lessor within 30 days of a written notice from the Lessor or Lessee requiring such remedy: or (c) The Lessee or Lessor becomes insolvent, is the subject of liquidation or dissolution, enters into receivership, ceases to carry on business or becomes unable to pay its debts as and when they fall due; or (d) The Lessee or the Lessor is in breach of Chapter VIIII herein; or

(e) 12.4 The Lessee or Lessor is in gross breach of any other provisions in the Contract which shall be obeyed and performed by either Party . The termination of the tenancy created under this Contract shall not affect any right which either Party may have against the other for any antecedent breach of this Contract. 12.5 Without prejudice to any of the foregoing, the rights of the Lessor under this Chapter 12 shall be in addition and without prejudice to any other rights of the Lessor at law, including but not limited to the right to claim compensation from the Lessee for any penalty, loss, cost, expenses, claim, demand or damages suffered by it as a result of the Lessee’s breach. The Lessor shall be responsible for maintaining and managing the Factory in a timely fashion and perfectly.. The Lessee could request the Lessor to repair and could also point out the Lessor’s breach of contract by written notice or telephone, and request the Lessor to repair and remedy within reasonable time in the notice. If the Lessor fails to repair and remedy, the Lessee could do so by itself (not compelled to do so). If delivery of the standard factory is delayed not caused by irresistible forces or by Lessee’s faults, and the delayed time is over 30 days, the Lessee has the right to terminate this Contract with a written notice. The Lessor should return the deposit (interest free), rent, or payment (if any), which have been paid to the Lessor, in 10 days after the written notice for such termination has been received. 12.6 If the Lessee decorates the standard factory or adds ancillary facility without written permission from the Lessor or the decoration is beyond the scope agreed in written permission from the Lessor, the Lessor could request the Lessee to restore the factory to the original state (restore/claim for damages). 12.7 The Lessee’s deposit could be confiscated by the Lessor if the Lessee surrenders tenancy prior to the tenancy’s expiry unless otherwise provided in the Contract. The Lessor could claim for compensation if the deposit is not enough to offset losses of the Lessor. 12.8 If the Lessee fails to fully pay off the payment that is due under this Contract, the Lessee should pay liquidated damages to the Lessor starting from lag pay day. The liquidated damages should be paid according to 0.5% of the overdue sum every day, until the Lessee has fully paid off the money. CHAPTER XIII- FORCE MAJEURE 13.1 In the event the Factory or any part thereof shall at any time during the term of tenancy hereby created be destroyed or damaged by fire, lightning, riot, war. Act of God or any other cause beyond the control of the Lessor (except where such damage has been caused by the default or negligence of the Lessee or the Lessee’s servants or agents) the following provisions shall have effect:- (a) If the Factory shall become totally unfit for occupation and use by the Lessee or whilst not rendered unfit for occupation and use by the Lessee is nevertheless damaged to such an extent as to interfere with the Lessee’s full and proper use of the Factory, then the rent payable shall be reduced by a fair and just and rateable proportion having regard to the extent of the damage and the interference and inconvenience caused to the Lessee during the period as may be determined by the Lessor. The Lessor’s decision on the reduced rent and the period relating thereto shall be final; (b) At the Lessor’s option, the Lessee shall co-operate with the Lessor with all convenient speed to commence reconstruction and repair of the Factory and shall apply for that purpose all or any insurance monies received in that behalf as soon as reasonably possible; and Notwithstanding Article 13.1(a) above, after the occurrence of such damage or destruction the Contract shall be earlier terminated through mutual consultation based on experts’ assessment of whether the Factory can be repaired or not.

Chapter 14 Termination of Leasing 14.1 the Lessee has the right to terminate this Contract before expiration under the condition that the Lessee give 3 months’ prior written notice to the Lessor. 14.2 Upon the expiration of the term or sooner termination for any reason whatsoever of the tenancy hereby created, the Lessee shall yield up to the Lessor the Factory and all the Lessor’s fixtures and fitting in such good and substantial repair fair wear and tear excepted and with the locks and keys complete. 14.3 In addition to Article 14.1 above and immediately prior to the expiration of the term or sooner termination of the tenancy hereby created, the Lessee shall cleanse and restore the Factory in all respects to a lesseeable condition provided that if the Lessee fails to observe this covenant the Lessor may execute any of such cleansing restoration and redecoration works and recover the costs and expenses from the Lessee together with all Rent and Maintenance and Management Fees and other amounts which the Lessor would have been entitled to receive from the Lessee had the period within which the Lessor has carried out such works been added to the said term. 14.4 The Lessee shall permit the Lessor at all reasonable times after giving to the Lessee prior notice to enter the Factory to exhibit the premises to prospective buyers or lessees during the period of 3 months prior to the expiration or earlier termination of the term of the tenancy granted hereunder, unless the Lessee and the Lessor have extended the leasing term or signed a new agreement 14.5 If the Lessee shall hold over and continue in possession of the Factory after expiration of the term or sooner termination for whatever reason, the Lessee’s continued occupation of the Factory shall be deemed to be a month to month tenancy at a rental which is 1.2 times the Rent herein for the first 90 days and 1.5 times the Rent thereafter, and subject to all the terms, conditions, provisions and obligations of this Tenancy Contract insofar as the same are applicable to a month to month tenancy. Either party may terminate the tenancy during such holding over period by giving the other party (1) month’s notice in writing. The rental during such holding over period shall continue until possession of the Factory is yielded to the Lessor in accordance with the terms provided herein.

Chapter 15 Notice 15.1 Any notice under this Contract shall be signed by or on behalf of the Party giving it and may be served by delivering by (a) hand, (b) facsimile (subject to a confirmation copy being sent immediately by registered post), (c) prepaid registered post (if international mail, by air) to the facsimile number or the address of the relevant Party set out in this Contract (or as otherwise notified from time to time hereunder). Any notice so served shall be deemed to be received:-. (a) in the case of delivery by hand, at the time of delivery; (b) in the case of facsimile, at the time of despatch; and (c) in the case of international airmail, 14 days from the date of posting (including the date of posting) 15.2 The addresses and fax numbers of both parties mentioned in Article 15.1 is as following Lessor : Wuxi Export Processing Zone Construction Co., Ltd Add: No. 3 East Gaolang Road, Wuxi, Jiangsu, China Post Code: 214028 Fax: 86-510-85201105 Lessee: Brooks Automation (Wuxi), Inc. Add: No. 4 standard factory building, J3 block, Wuxi Export Processing Zone Post Code: 214028 : 86-510-85203388 Fax: 86-510-85203388 Either Party shall, in accordance with this Article, give the other Party notice within 7 days of any changes made to its correspondence address or facsimile number.

15.3 With effect from the Date of Delivery, the Lessor may also serve notices on the Lessee by delivering the same by post or by hand to the address of the Factory. Chapter 16 Applicable Laws and Solutions for Dispute 16.1 The making, validity, interpretation, performance of and resolution of dispute arising from this Contract shall be governed by the PRC laws. 16.2 Any dispute arising from the performance of this Contract shall, based on the principles of compliance with the spirit of this Contract and mutual trust, be resolved by amicable negotiation between the Parties. In case no settlement is reached through negotiation, the dispute shall be referred to the People’s Court which has jurisdiction over the Factory area. Chapter 17 Confidentiality 17.1 The Parties to this Contract shall keep confidential the contents of this Contract and matters raised during the negotiations of this Contract and its Appendices as well as the other Party’s affairs, and shall not (except with the written consent of the other Party) disclose the same to any third party unless the same is required under any applicable law or the regulations of any relevant government or is necessary in connection with the enforcement of rights against the other Party. The Parties shall take reasonable measures to ensure that their employees comply with the confidentiality obligation set forth herein. This Article shall continue to have effect regardless of the termination of this Contract for whatever reason.

Chapter 18 Supplementary provisions 18.1 The Appendices to this Contract shall form an inalienable part of this Contract and shall have equal legal effect. This Contract and its Appendices shall in all circumstances be binding on the Lessee, its agent attorney, trustee and successor-in-title. If the Lessee consists of two or more parties, their obligations under this Contract shall be joint and several, and if one of the parties is for any reason unable to perform its obligations, the other party shall be jointly liable on its behalf. 18.2 If any provision of this Contract or part thereof is rendered void, illegal or unenforceable by any applicable law, it shall be rendered void, illegal or unenforceable to that extent and no further, and shall not affect the validity of other provisions of this Contract. 18.3 This contract is written in both Chinese and English, both languages shall have equal status in law. Where any discrepancy arises between the English translation and the Original Chinese version, the Chinese version shall prevail. 18.4 The Contract shall be made out in Four (4) counterparts, each of the Parties holds Two (2). 18.5 The Contract is executed by the authorized representatives or entrusted Agents of both parties on ___Y ___M ___D, at No. 3 Easy Gaolang Road, Wuxi, Jiangsu, China, where Wuxi Export Processing Zone Development Company lies.

Lessor (signature) : Wuxi Exports Processing Zone Construction Company Legal Representative (signature) Entrusted Agent (signature) Date: Lessee (signature): Brooks Automation Wuxi Co Ltd Legal Representative (signature) Entrusted Agent (Signature): Date: 1/20/09